     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2001
                                                      REGISTRATION NO. 333-89359
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                CGA GROUP, LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            BERMUDA                            6351                          98-0173536
 STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER IDENTIFICATION
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)                  NO.)

                            ------------------------

                               CRAIG APPIN HOUSE
                                8 WESLEY STREET
                             HAMILTON HM11 BERMUDA
                                 (441) 296-5144
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             CT CORPORATION SYSTEM
                                 1633 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 (212) 664-1666
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:
                          WILLIAM W. ROSENBLATT, ESQ.
                              DEWEY BALLANTINE LLP
                          1301 AVENUE OF THE AMERICAS
                         NEW YORK, NEW YORK 10019-6092
                                 (212) 259-8000
                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: This Post-Effective Amendment deregisters those shares of Series A preferred stock that remain unsold as of the effective date hereof.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    The purpose of this Post-Effective Amendment is to deregister 3,803,212 shares of Series A Cumulative Voting Preference Shares of the Registrant (the "Series A Preferred Stock").

    This Post-Effective Amendment shall hereafter become effective in accordance with the provisions of the Section 8(c) of the Securities Act of 1933, as amended.
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



                          DEREGISTRATION OF SECURITIES

     On July 7, 2000, CGA Group, Ltd, ("CGA Group" or the "Registrant") filed Amendment No. 2 to its Registration Statement on Form S-1 (No. 333-89359) (the "Form S-1") which registered 811,103 shares of its Series A Preferred Stock. The Form S-1 and the prospectus included therein related to 811,103 shares of Series A Preferred Stock issued as paid-in-kind dividends with respect to the 2,992,109 shares of Series A Preferred Stock previously registered pursuant to the Registration Statement on Form S-1 of the Registrant (Registration No. 333-7944, effective August 6, 1998). There has been no public market for Series A Preferred Stock. The Form S-1 was declared effective by the Commission on July 31, 2000.

     The Form S-1 was filed to register the Series A Preferred Stock for sale by the selling stockholders identified in CGA Group's prospectus. CGA has not received any proceeds from sales of the Series A Preferred Stock.

     This Post-Effective Amendment No. 1 to the Form S-1 deregisters all of the shares of Series A Preferred Stock that remain unsold hereunder as of the date hereof.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda on July 18, 2001.

                                          CGA GROUP, LTD.

                                          By: /s/ RICHARD A. PRICE
                                            ------------------------------------
                                            Richard A. Price
                                            Director, Chief Executive Officer
                                              and President

Date: July 18, 2001

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date as indicated

SIGNATURE                                                                   TITLE
---------                                                                   -----
/s/ RICHARD A. PRICE                                   Chief Executive Officer, President and Director
---------------------------------------------------
Richard A. Price

/s/ JAY H. SHIDLER*                                    Chairman
---------------------------------------------------
Jay H. Shidler

/s/ JAMES R. REINHART*                                 Chief Financial Officer
---------------------------------------------------
James R. Reinhart

/s/ ROBERT L. DENTON*                                  Director
---------------------------------------------------
Robert L. Denton

/s/ DAVID M. BARSE*                                    Director
---------------------------------------------------
David M. Barse

/s/ ERIC A. GRITZMACHER*                               Director
---------------------------------------------------
Eric A. Gritzmacher

/s/ JEFF P. KRASNOFF*                                  Director
---------------------------------------------------
Jeff P. Krasnoff

/s/ MICHAEL J. MORRISSEY*                              Director
---------------------------------------------------
Michael J. Morrissey

/s/ ALAN S. ROSEMAN*                                   Director
---------------------------------------------------
Alan S. Roseman

/s/ PAUL A. RUBIN*                                     Director
---------------------------------------------------
Paul A. Rubin

SIGNATURE                                                                   TITLE
---------                                                                   -----

/s/ JAY S. SUGARMAN*                                   Director
---------------------------------------------------
Jay S. Sugarman

*By: /s/ RICHARD A. PRICE
     ----------------------------------------------
     (Richard A. Price, Attorney-in-fact**)

---------------
** By authority of Power of Attorney filed with this Registration Statement on Form S-1.